Loan Servicing	12 Months Ended
Dec. 31, 2013
Transfers and Servicing of Financial Assets [Abstract]
Loan Servicing
Loan Servicing
Park serviced sold mortgage loans of $1,326 million at December 31, 2013, compared to $1,311 million at December 31, 2012 and $1,347 million at December 31, 2011. At December 31, 2013, $10.7 million of the sold mortgage loans were sold with recourse compared to $16.3 million at December 31, 2012. Management closely monitors the delinquency rates on the mortgage loans sold with recourse. As of December 31, 2013 and December 31, 2012, management had established a reserve of $1.0 million and $550,000, respectively, to account for future loan repurchases.

The amortization of mortgage loan servicing rights is included within “Other service income”. Generally, mortgage servicing rights are capitalized and amortized on an individual sold loan basis. When a sold mortgage loan is paid off, the related mortgage servicing rights are fully amortized.

Activity for mortgage servicing rights and the related valuation allowance follows:

December 31 (In thousands)	2013	2012	2011
Mortgage servicing rights:
Carrying amount, net, beginning of year	$7,763	$9,301	$10,488
Additions	2,436	3,399	1,659
Amortization	(2,479)	(3,634)	(2,573)
Change in valuation allowance	1,293	(1,303)	(273)
Carrying amount, net, end of year	$9,013	$7,763	$9,301
Valuation allowance:
Beginning of year	$2,324	$1,021	$748
Change in valuation allowance	(1,293)	1,303	273
End of year	$1,031	$2,324	$1,021

The fair value of mortgage servicing rights at December 31, 2013 was established using a discount rate of 10% and constant prepayment speeds ranging from 6.6% to 22.5%.

Servicing fees included in other service income were $3.6 million, $3.6 million and $3.9 million for the years ended December 31, 2013, 2012 and 2011, respectively.